UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2015

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)

(303) 312 - 3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Members of executive management of CoBiz Financial Inc. (the Company) will be meeting with investors on March 10th and 11th in Phoenix, AZ and New York, NY.

Lyne Andrich, Chief Financial Officer of the Company, and Jon Lorenz Chairman of the Board of CoBiz Bank, will meet with investors at the Sandler O’Neill’s 2015 West Coast Financial Services Conference in Phoenix, AZ.

Steve Bangert, Chief Executive Officer of the Company, and Scott Page, Chief Executive Officer of CoBiz Bank, will meet with investors at the 2015 RBC Capital Markets’ Financial Institutions Conference in New York, NY.

A printable version of the investor presentations will be available under the Investor Relations section of the Company’s website at www.cobizfinancial.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)
Date:	March 9, 2015
/s/ Lyne Andrich
Lyne Andrich
EVP & CFO